UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2009

AsiaInfo Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15713	752506390
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street

Haidian District, Beijing 100086, China

(Address of principal executive offices)

+8610 8216 6688

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 6, 2009, AsiaInfo Holdings, Inc. (the “Company”) and Linkage Technologies International Holdings Limited (“Linkage”) jointly announced that they have signed a definitive business combination agreement, forming AsiaInfo-Linkage, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company and Linkage. In connection with the proposed transaction, the Company plans to file with the Securities and Exchange Commission (the “SEC”) a proxy statement of the Company and other documents regarding the proposed transaction. The definitive proxy statement will be mailed to stockholders of the Company. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMBINATION.

Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC from the Company by going to the Company’s corporate website at www.asiainfo.com.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from our stockholders in favor of the proposed merger with Linkage. Information regarding such officers and directors is included in our Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on March 5, 2009, and our proxy statement for our 2009 annual meeting of stockholders filed with the SEC on March 5, 2009. These documents are available free of charge at the SEC’s website at www.sec.gov and from us. Additional information regarding the interests of these individuals will also be included in the proxy statement regarding the proposed merger when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Joint press release dated December 6, 2009 announcing the Company’s entry into a definitive business combination agreement with Linkage.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo Holdings, Inc.

Date: December 7, 2009		/s/ WEI LI
	Name:	Wei Li
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Joint press release dated December 6, 2009 announcing the Company’s entry into a definitive business combination agreement with Linkage.